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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT
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                    Name                                                                 Jurisdiction
                    ----                                                                 ------------
Sola Argentina S.A.                                                       Argentina
Sola Optical Partners, A Limited Partnership                              Australia (Victoria)
  Sola Optical Holdings (Pty.) Ltd.                                       Australia (Victoria)
     Optical Eyewear Pty. Ltd.                                            Australia (35%)
     Sola Corporation Limited                                             Australia (South Australia)
       Sola Optical Licensing Pty. Ltd.                                   Australia (South Australia)
       Sola International Holdings Ltd.                                   Australia (South Australia)
           Sola Licensing Pty. Ltd.                                       Australia (South Australia)
           Sola Optical Australia Pty. Ltd.                               Australia (South Australia)
           Norinco Sola Optical Ltd.                                      People's Republic of China (50%)
Sola Belgium N.V.                                                         Belgium
  De Muynck Optics N.V.                                                   Belgium
Sola Brasil Industria Optica Ltda                                         Brazil
  A.O. Brazil                                                             Brazil
  Sola Industria e Comercio Ltda                                          Brazil
  Sociedade Amazonense de Oculos Ltda                                     Brazil
American Optical Lens Company Limited                                     Canada
  1132782 Ontario, Inc.                                                   Canada
Sola Optical S.R.O.                                                       Czech Republic
Sola Optical (U.K.) Limited                                               England
  UKO International Limited                                               England
     UK Optical Limited                                                   England
     Raphael Taylor Group Limited                                         England
           United Kingdom Optical Company Limited                         England
           The Hadley Company Limited                                     England
           Levers Optical (Manufacturing) Limited                         England
           J&H Taylor Group Limited                                       England
           Raphael's Limited                                              England
     UKO International (Overseas Holdings) Ltd.                           England
           M. Wiseman and Company (South Africa) Limited                  England
           M. Wiseman and Company (Zimbabwe) Limited                      England
     AO European Services Limited                                         England
     Alpha Lens Company Limited                                           England
     British American Optical Company Limited                             England
     Chadwick Taylor Limited                                              England
     U.K. Wiseman Limited                                                 England
     M. Wiseman and Company Limited                                       England
Sola Optical Holdings S.A.R.L.                                            France
  Industrie Optique Sola S.A.                                             France
     Sola Optical S.A.                                                    France
     AO Ouest Optique S.A.                                                France
Sola Group Holdings GmbH                                                  Germany
  Sola Optical GmbH                                                       Germany
  Sola Brillenglas Vertriebs GmbH                                         Germany
Sola Hong Kong Ltd.                                                       Hong Kong
Sola Optical Lens Marketing Pvt. Ltd.                                     India
Indian Ophthalmic Lenses Manufacturing Company Private Ltd.               India (45%)
Sola Holdings Ireland Limited                                             Ireland
  Sola IFSC                                                               Ireland
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                    Name                                                                 Jurisdiction
                    ----                                                                 ------------
  Sola ADC Lenses Limited                                                 Ireland
     Sola RDC Limited                                                     Ireland
     Sola Ophthalmic Products Ltd.                                        Ireland
Sola Optical Italia S.p.A.                                                Italy
  O.V.Bari S.r.l.                                                         Italy (51%)
Sola Optical Japan Limited                                                Japan (Osaka)
  Solnox Optical Ltd.                                                     Japan (50%)
Sun Ophthalmic Lenses Distribution SDN BHD                                Malaysia
Lentes Sola S.A. de C.V.                                                  Mexico
  American Optical de Mexico S.A. de C.V.                                 Mexico
Optica Sola de Mexico S.R.L. de C.V.                                      Mexico
American Optical Lensmex S.R.L. de C.V.                                   Mexico
Imgo Industries B.V.                                                      Netherlands
American Optical Norway AS                                                Norway
Sola Optical (Poland) Sp.zo.o                                             Poland
IOLA Industries Optica S.A.                                               Portugal (89%)
Sola Optical Singapore Pte Ltd.                                           Singapore
  American Optical Co. Pte. Ltd.                                          Singapore
American Optical Company International A.G.                               Switzerland
Sola Optical Taiwan Ltd.                                                  Republic of China
Sola Optical Holdings I Ltd.                                              U.S.A. (Delaware)
Sola Optical Holdings II Ltd.                                             U.S.A. (Delaware)
Sola Optical Holdings III Ltd.                                            U.S.A. (Delaware)
Sola Optical Holdings IV Ltd.                                             U.S.A. (Delaware)
Sola Optical Holdings V Ltd.                                              U.S.A. (Delaware)
Sola Optical Holdings VI Ltd.                                             U.S.A. (Delaware)
Sola Optical Holdings Aus. Ltd.                                           U.S.A. (Delaware)
Sola Optical Holdings Fr. Ltd.                                            U.S.A. (Delaware)
Sola Optical Holdings Mex LLC                                             U.S.A. (Delaware)
American Optical Lens Company                                             U.S.A. (Delaware)
Sola Custom Coatings Inc.                                                 U.S.A. (Delaware)
  U.S. Coatings of Oregon, LLC                                            U.S.A. (Oregon LLC)
     Uniscoat, Inc.                                                       U.S.A. (California) (46%)
     Westcom Partners, LP, a Limited Partnership                          U.S.A. (California) (42%)
Sola Neolens, Inc.                                                        U.S.A. (Florida)
Sola de Venezuela Industria Optica C.A.                                   Venezuela
Sola Optical China Limited                                                British Virgin Islands (70%)
  Sola Optical Guangzhou Ltd.                                             People's Republic of China
  Sola Shanghai Omyl Ltd.                                                 People's Republic of China (50%)
  Sola Guangzhou Jiu Fo                                                   People's Republic of China
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